UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Avid Technology, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M21929-P89162 Meeting Information Meeting Type: Annual Meeting For holders as of: March 10, 2010 Date: May 4, 2010 Time: 8:00 AM EDT Location: You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. AVID TECHNOLOGY, INC. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials 776 Boylston Street Boston, Massachusetts 02199 AVID TECHNOLOGY, INC. C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735

M21930-P89162 Proxy Materials Available to VIEW or RECEIVE: Notice, Proxy Statement and Annual Report Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you attend the 2010 Annual Meeting of Stockholders, you may vote in person. If you are a stockholder of record, at the meeting you will need to request a ballot to vote these shares. If you are a beneficial owner of shares held in street name, you must obtain a legal proxy from the stockholder of record that authorizes you to vote these shares. Vote Over the Internet: To vote over the Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. You will need to mark, sign, date and return the proxy card as instructed. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper copy of these documents (including a proxy card) by mail or an electronic copy by e-mail, you must request one. There is NO charge for requesting a copy. You may also request to receive paper copies of future stockholder communications by mail or electronic copies by e-mail on an ongoing basis. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2010 to facilitate timely delivery.

Voting Items 2. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the current fiscal year. NOTE: If any other matters properly come before the meeting, the persons named by Avid as proxies herein will vote in their discretion. 1a. Robert M. Bakish 1. To elect all of the nominees listed below as Class II Directors to serve for three-year terms. Nominees: 1b. Gary G. Greenfield 1c. Louis Hernandez, Jr. M21931-P89162 The Board of Directors recommends you vote FOR each of the following nominees: The Board of Directors recommends you vote FOR the following proposal:

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